As filed with the Securities and Exchange Commission on July 24, 1997

                        Securities Act File No. 33-37458
                    Investment Company Act File No. 811-6199


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 30                     |X|

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 31                             |X|

                       THE NOTTINGHAM INVESTMENT TRUST II
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922

                               AGENT FOR SERVICE:

                              C. Frank Watson III
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922  Ext 212

                                 With copies to:

                            M. Guy Brooks, III, Esq.
                            Poyner & Spruill, L.L.P.
                              3600 Glenwood Avenue
                          Raleigh, North Carolina 27612


It is proposed that this filing will become effective:

| |      Immediately upon filing pursuant      |_|      on            , 1997 pursuant
         to Rule 485(b), or                             to Rule 485(b), or

|_|      60 days after filing pursuant         |_|      on            , 1997 pursuant
         to Rule 485(a)(1),                             to Rule 485(a)(1), or

|X|      75 days after filing pursuant          |_|     on            , 1997 pursuant
         to Rule 485(a)(2)                              to Rule 485(a)(2), or


The issuer has previously registered an indefinite number of shares of Seven classes: Capital Value Fund, Investek Fixed Income Trust, ZSA Social Conscience Fund, ZSA Asset Allocation Fund, The Brown Capital ManagementEquity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small
Company Fund, under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the year ended March 31, 1997 was filed on May 29, 1997.

This filing includes the Prospectuses and Statements of Additional Information of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund, which are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed with the Commission on July 12, 1996.

The Prospectus for the Capital Value Fund, Investek Fixed Income Trust and ZSA Asset Allocation Fund and the Statement of Additional Information for each Fund included as part of Post Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 1, 1996, is also hereby incorporated by reference as if set forth in full herein .

                                     PART A
                                 WST Growth & Income Fund Cusip Number 66976M8xx

PROSPECTUS




                            WST GROWTH & INCOME FUND
                               INSTITUTIONAL CLASS


The investment objective of the WST Growth & Income Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities and money market instruments. While there is no assurance that the Fund will achieve its particular investment objective, it endeavors to do so by following the investment policies described herein.

This  Prospectus  relates  to  shares   ("Institutional   Shares")  representing
interests in the Fund. The Institutional Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission ( the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, as amended from time to time, which is incorporated in this Prospectus by reference, by writing the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-FUND. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.



Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus and the Statement of Additional Information is October **, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY..................................................... 2

FEE TABLE.............................................................. 3

INVESTMENT OBJECTIVE AND POLICIES...................................... 4

RISK FACTORS........................................................... 9

INVESTMENT LIMITATIONS................................................ 10

FEDERAL INCOME TAXES.................................................. 11

DIVIDENDS AND DISTRIBUTIONS........................................... 11

HOW SHARES ARE VALUED................................................. 12

HOW SHARES MAY BE PURCHASED........................................... 12

HOW SHARES MAY BE REDEEMED............................................ 17

MANAGEMENT OF THE FUND................................................ 18

OTHER INFORMATION..................................................... 20


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                               PROSPECTUS SUMMARY


The Fund. The WST Growth & Income Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Institutional Shares of the Fund are offered to the general public at net asset value. The minimum initial investment is $5,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 10% and not more than 30% of the portfolio. See "Investment Objective and Policies."

Risk Considerations. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities traded domestically in U.S. securities markets, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may also engage in options transactions, which present special risks. A portion of the Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. The Fund may borrow only under certain limited conditions (included to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements . Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors"

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia (the "Advisor"), manages the Fund's investments. The Advisor currently manages approximately $450 million in assets. For its advisory services, the Advisor receives a monthly fee, based on the Fund's daily net assets, at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges for wiring redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder that submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund anticipated for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

           Shareholder Transaction Expenses for Institutional Shares

        Maximum sales load imposed on purchases
          (as a percentage of offering price)..............................None
        Maximum sales load imposed on reinvested dividends.................None
        Maximum deferred sales load........................................None
        Redemption fees*...................................................None
        Exchange fee.......................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.



                         Annual Fund Operating Expenses
                            for Institutional Shares
                     (as a percentage of average net assets)

   Management Fees......................................................0.75%1
   12b-1 Fees............................................................None
   Total Other Expenses.................................................0.75%1
   Total Fund Operating Expenses........................................1.50%1

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, and assuming a 5% annual return:

                           1 year           3 years
                          --------         --------
                             $15              $46

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 The "Total Fund Operating Expenses" shown above are based upon contractual amounts and other operating expenses estimated to be incurred by the Fund for the current fiscal year. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses
    (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 1.50% of the Institutional Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%. Further information about the performance of the Fund will be contained in the Annual Report of the Fund, a copy of which, when available, may be obtained at no charge by calling the Fund


                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies

The Fund will seek to achieve its investment objective by investing primarily in a flexible portfolio of equity The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments will generally comprise not less than 10% and not more than 30% of the portfolio.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor is considered a "core" bond manager, allocating approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn increase in price. Fixed income securities may also be identified as undervalued if the spread for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The strategy of attempting to identify undervalued fixed income securities may result, if successful, in a larger component of total return being the result of capital gains than may be typical for fixed income investment strategies.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional Information.

The equity portion of the Fund's portfolio will be generally comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. currency.

The Advisor utilizes a 'top down' approach to equity selection. Macroeconomic analysis and projected trends of four primary areas, including market interest rates, Federal Reserve policy, inflation, and economic growth (as typically measured by gross domestic product), sector analysis of those sectors within the Russell 1000, and industry analysis within each sector are all performed in narrowing of the security research universe. From an initial research universe of approximately 5,400 companies, a 'screen' is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

The Advisor utilizes a philosophy known as "GARP", growth at reasonable price, as its underlying equity investment selection philosophy. The screens referred to in the paragraph above results in approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this group the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for inclusion in the Fund. The Advisor will base security selection on the following factors: financial history of the firm, consistency of earnings, return on equity, cash flow, strength of management, ratios such as price/earnings, price/book value, price/sales, and price/cash flow, all compared to historical valuations and future prospects of the company as judged by the Advisor. Depending upon the timing of cash flows into the Fund and the relative attractiveness of each company as that attractiveness may vary (given daily fluctuations in market prices), a portfolio of 25-45 companies will generally be included in the Fund portfolio at any given point in time.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management in addition to Wall Street research analysis. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each securities' qualification under the Advisor's security selection criteria.

The Fund may invest up to 10% of its total assets in options on equity securities, options on equity indices, and options on equity industry sector indices. These options may be utilized to hedge certain market risks which the Advisor may determine, from time to time, exist in the equity markets or in individual equity issues, or may be used to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. Investments in call and put options are considered speculative, due to the time premium imputed in the daily value of options, a premium which declines with time, independent of the change and/or stability of the underlying equity security, market index or industry sector index.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The writer receives a premium (less a commission) for writing the option. This premium would partially or completely offset any decline in price. A put gives the holder (buyer) the right to sell a security to the writer (seller) at a predetermined price (the exercise price) on or before a set date (the expiration date). The buyer pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of at the then prevailing market price. A stock index option generally operates like an option covering specific securities, except that delivery of cash rather than the underlying securities is made. A stock index option obligates the seller (writer) to deliver, and gives the holder (buyer) the right to take delivery of, cash upon exercise of the option in an amount equal to the difference between the exercise settlement value of the underlying index on the day the option is exercised and the exercise price of the option, multiplied by the specified index "multiplier". The stock index will fluctuate based on changes in the market values of the stocks included in the index. The Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options positions, and such account will include only cash, U.S. Government Securities, and other liquid high-grade debt securities.

The Fund's ability to use index options transactions successfully depends upon the degree of correlation between the index on which the option is written and the securities that the Fund owns or the market position that it intends to acquire; the liquidity of the market for options, which cannot be assured; and the Advisor's skill in predicting the movement of stock indices and implementing options transactions in furtherance of the Fund's investment objectives. Successful use by the Fund of stock index options will depend primarily on the Advisor's ability to correctly predict movements in the direction of the stock markets. This skill is different from the skills and expertise needed to predict changes in the prices of individual stocks. If the Advisor forecasts incorrectly the movement of interest rates, market values and other economic factors, the Fund would be better off without using this hedging technique. The Fund will write (sell) stock index options for hedging purposes or to close out positions in stock index options that the Fund has purchased. The Fund may only write
(sell) "covered" options. Risks associated with options transactions generally include possible loss of the entire premium and the inability to effect closing transactions at favorable prices. Brokerage commissions associated with buying and selling options are proportionately higher than those associated with general securities transactions.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Fund will generally be:

                                                    % of Total Assets
         Equity securities                                70 - 90%
         Money market instruments
          and fixed income securities                     10 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). In addition, such securities must be rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion.

U.S. Government Securities. The Fund may invest a portion of its portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank "FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Securities issued by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Fund may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above. Up to 15% of the Fund could be invested in fixed income securities rated below "investment grade."

Foreign Debt Securities. The Fund may invest in foreign denominated debt traded on domestic U.S. exchanges, or traded over-the-counter by U.S. based securities dealers. In some cases these debt securities may be denominated in the native currency of the issuer. In the event such securities are denominated in foreign securities those securities will not only be subject the risks associated with companies domiciled in foreign countries (as described herein under "Foreign Securities"), but will also be subject to the volatility and risk associated with changes in currency exchange rates. Because of this additional risk and volatility, the Advisor does not anticipate holding more than 5% of the Fund in foreign denominated debt securities.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. Securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund will limit foreign equity investments to those traded domestically on U.S. securities exchanges and denominated in U.S. currency. The prices of such securities are denominated in U.S. dollars while the underlying company may maintains its records in a foreign currency. Such a disparity may result in greater volatility than would be expected with equities of domestic U.S. companies.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities they may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with corporate and foreign debt securities, options transactions, repurchase agreements, and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund' portfolios consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorates the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. The Fund may also invest up to 15% of its total assets in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional Information. Securities rated below these "investment grade" levels are often called "junk bonds" and are considered speculative. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. Portfolio turnover is not expected to exceed 100% per year.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so.
The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) to meet redemption requests, which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Fund's net assets), money market instruments and other debt securities;
(3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities traded on domestic U.S. exchanges without limit; and (5) with respect to 75% of its total assets, invest more than 5% of its total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer. Investment restrictions (1) and (5) are fundamental investment limitations that cannot be altered without the prior approval of a majority of the Fund's shareholders. The other investment restrictions listed above are non-fundamental and can be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust as a separate regulated investment company. Each series of the Trust (the Fund) intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual funds).

The Trust will inform shareholders of the Fund of the source of its dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-FUND, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $5,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Regular Mail Orders. Please complete and sign the Fund Shares Application accompanying this Prospectus and mail it, with your check made payable to the Fund, to:

                  WST Growth & Income Fund
                  Institutional Shares
                  c/o North Carolina Shareholder Services
                  107 North Washington Street
                  Post Office Box 4365
                  Rocky Mount, North Carolina  27803-0365

Applications must contain social security and Taxpayer Identification Numbers ("TINs"). If you have applied for a social security or TIN at the time of completing your account application, the application should so indicate. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding TINs are met.

Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise it of the investment, the dollar amount of the investment, and the account identification number. This notification will ensure prompt and accurate handling of your investment. Please have your bank use the following wire instructions to purchase by wire:

                First Union  National Bank of North  Carolina
                ABA  #  053000219
                Further   Credit  Acct  # 1028783753
                Attn: Custody For The WST Growth & Income  Fund
                Institutional Shares
                For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire message contain all the relevant information and that the Fund receive prior telephone notification to ensure proper credit. Upon opening an account by wire order, you must, as soon as possible, complete and mail your Fund Shares Application to the Fund as described under "Regular Mail Orders" above. Investors should be aware that some banks might impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by a Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by a Fund and effective prior to such 4:00 p.m. time will purchase shares at the public offering price determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.

The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of a Fund for shares of another Fund or shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of a Fund may be exchanged for shares of another Fund or shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge were paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Investors in states where shares of the other series are qualified for sale may only make exchanges. An investor may direct a Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the Fund or other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Institutional Shares may not be exchanged for any other Class of Shares of the Fund.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by a Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other Fund or series into which the shareholder will be making an exchange, as described in the prospectus for that other Fund or series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-FUND, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to The WST Growth & Income Fund, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Fund name;

2)   Shareholder names and account number;

3)   Number of shares or dollar amount to be redeemed;

4)   Instructions for transmittal of redemption funds to the shareholder; and

5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below). The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated address of record.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-FUND. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $5,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Virginia corporation in 1990, is controlled by Wayne
F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. The Advisor currently serves as investment advisor to approximately $450 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is One Commercial Place, Suite 1450, Norfolk, Virginia 23510.

Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of each Class of the Fund.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. (all control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Thomas serves as executive officer of the Trust and will represent the Advisor at Board of Trustee meetings.

Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator. The Administrator, subject to the authority of the Board of Trustees, provides administrative services to and is generally responsible for the overall management and day-to-day administrative operations of the Fund, pursuant to an administration agreement with the Trust.

The Administrator, which was established as a North Carolina corporation in 1988, has been operating (with affiliates) as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Administrator, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, provides the Fund with office space and facilities; provides certain executive personnel to the Fund; maintains the Fund's accounting records; computes daily the Fund's net asset value; supervises the preparation of tax returns, financial reports, prospectuses, and proxy statements; and monitors compliance with certain recordkeeping and regulatory requirements.

Compensation of the Administrator, based upon the average daily net assets of the Fund, is at the following annual rates: On the first $50 million of the Fund's net assets, 0.175%; on the next $50 million, 0.15%; on all assets over $100 million, 0.125%. In addition, the Administrator currently receives a monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

Custodian. The custodian of the Fund's assets is First Union National Bank of North Carolina (the "Custodian"). The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288-1151. The Advisor, Administrator, Transfer Agent, Distributor, or interested persons thereof, may have banking relationships with the Custodian.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Institutional Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. THE FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-FUND TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts's law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-FUND.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10- year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If a Fund has been operating less than 1-, 5- or 10- years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                            WST GROWTH & INCOME FUND
                               INSTITUTIONAL CLASS


                                   PROSPECTUS


                                 October *, 1997


                            WST Growth & Income Fund
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-FUND

                               Investment Advisor
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                  Administrator
                             The Nottingham Company
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-FUND

                 Transfer Agent and Shareholder Servicing Agent
                         NC Shareholder Services, L.L.C.
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-FUND

                                    Custodian
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                                   Distributor
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 WST Growth & Income Fund Cusip Number 66976M8xx

PROSPECTUS




                            WST GROWTH & INCOME FUND
                                 INVESTOR CLASS


The investment objective of the WST Growth & Income Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities and money market instruments. While there is no assurance that the Fund will achieve its particular investment objective, it endeavors to do so by following the investment policies described herein.

This Prospectus relates to shares ("Investor Shares") representing interests in the Fund. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission ( the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, as amended from time to time, which is incorporated in this Prospectus by reference, by writing the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-FUND. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.



Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus and the Statement of Additional Information is October **, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.................................................... 2

FEE TABLE............................................................. 3

INVESTMENT OBJECTIVE AND POLICIES..................................... 4

RISK FACTORS.......................................................... 9

INVESTMENT LIMITATIONS............................................... 10

FEDERAL INCOME TAXES................................................. 11

DIVIDENDS AND DISTRIBUTIONS.......................................... 11

HOW SHARES ARE VALUED................................................ 12

HOW SHARES MAY BE PURCHASED.......................................... 12

HOW SHARES MAY BE REDEEMED........................................... 17

MANAGEMENT OF THE FUND............................................... 18

OTHER INFORMATION.................................................... 20


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                               PROSPECTUS SUMMARY


The Fund. The WST Growth & Income Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Investor Shares of the Fund are offered to the general public at net asset value plus a 3.75% sales charge, which is reduced or eliminated on purchases involving larger amounts. The Investor Shares are also subject to a 12b-1 distribution fee of up to 0.50% of the Investor Shares' average net assets annually. See "Distributor and Distribution Fee" below. The minimum initial investment is $5,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 10% and not more than 30% of the portfolio. See "Investment Objective and Policies."

Risk Considerations. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities traded domestically in U.S. securities markets, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund mat also engage in options transactions, which present special risks. A portion of the Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. The Fund may borrow only under certain limited conditions (included to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements . Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors"

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia (the "Advisor"), manages the Fund's investments. The Advisor currently manages approximately $450 million in assets. For its advisory services, the Advisor receives a monthly fee, based on the Fund's daily net assets, at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Distribution Plan. Under the Fund's Distribution Plan with respect to the Investor Shares, expenditures by the Fund for distribution activities and service fees may not exceed 0.50% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Sales Charges" and "- Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges for wiring redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder that submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table set forth certain information in connection with the expenses of the Investor Shares of the Fund anticipated for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

              Shareholder Transaction Expenses for Investor Shares

      Maximum sales load imposed on purchases
        (as a percentage of offering price)..............................3.75%1
      Maximum sales load imposed on reinvested dividends...................None
      Maximum deferred sales load..........................................None
      Redemption fees*.....................................................None
      Exchange fee.........................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.


                         Annual Fund Operating Expenses
                               for Investor Shares
                     (as a percentage of average net assets)

Management Fees........................................................0.75%3
12b-1 Fees.............................................................0.50%2
Total Other Expenses...................................................0.75%3
Total Fund Operating Expenses..........................................2.00%3

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, and assuming a 5% annual return:

                                 1 year           3 years
                                --------         --------
                                   $57              $98

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1   Reduced for larger purchases.  See "How to Purchase Shares - Sales Charges."

2 The Fund, with respect to the Investor Shares, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Investor Shares may pay distribution and service fees up to 0.50% of average net assets of the Investor Shares annually. See "Management of the Fund - Distribution Plan" below. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

3 The "Total Fund Operating Expenses" shown above are based upon contractual amounts and other operating expenses estimated to be incurred by the Fund for the current fiscal year. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses
    (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 2.00% of the Investor Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the fund may be greater or less than 5%. Further information about the performance of the Fund will be contained in the Annual Report of the Fund, a copy of which, when available, may be obtained at no charge by calling the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies

The Fund will seek to achieve its investment objective by investing primarily in a flexible portfolio of equity The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments will generally comprise not less than 10% and not more than 30% of the portfolio.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor is considered a "core" bond manager, allocating approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn increase in price. Fixed income securities may also be identified as undervalued if the spread for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The strategy of attempting to identify undervalued fixed income securities may result, if successful, in a larger component of total return being the result of capital gains than may be typical for fixed income investment strategies.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional Information.

The equity portion of the Fund's portfolio will be generally comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. currency.

The Advisor utilizes a 'top down' approach to equity selection. Macroeconomic analysis and projected trends of four primary areas, including market interest rates, Federal Reserve policy, inflation, and economic growth (as typically measured by gross domestic product), sector analysis of those sectors within the Russell 1000, and industry analysis within each sector are all performed in narrowing of the security research universe. From an initial research universe of approximately 5,400 companies, a 'screen' is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

The Advisor utilizes a philosophy known as "GARP", growth at reasonable price, as its underlying equity investment selection philosophy. The screens referred to in the paragraph above results in approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this group the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for inclusion in the Fund. The Advisor will base security selection on the following factors: financial history of the firm, consistency of earnings, return on equity, cash flow, strength of management, ratios such as price/earnings, price/book value, price/sales, and price/cash flow, all compared to historical valuations and future prospects of the company as judged by the Advisor. Depending upon the timing of cash flows into the Fund and the relative attractiveness of each company as that attractiveness may vary (given daily fluctuations in market prices), a portfolio of 25-45 companies will generally be included in the Fund portfolio at any given point in time.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management in addition to Wall Street research analysis. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each securities' qualification under the Advisor's security selection criteria.

The Fund may invest up to 10% of its total assets in options on equity securities, options on equity indices, and options on equity industry sector indices. These options may be utilized to hedge certain market risks which the Advisor may determine, from time to time, exist in the equity markets or in individual equity issues, or may be used to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. Investments in call and put options are considered speculative, due to the time premium imputed in the daily value of options, a premium which declines with time, independent of the change and/or stability of the underlying equity security, market index or industry sector index.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The writer receives a premium (less a commission) for writing the option. This premium would partially or completely offset any decline in price. A put gives the holder (buyer) the right to sell a security to the writer (seller) at a predetermined price (the exercise price) on or before a set date (the expiration date). The buyer pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of at the then prevailing market price. A stock index option generally operates like an option covering specific securities, except that delivery of cash rather than the underlying securities is made. A stock index option obligates the seller (writer) to deliver, and gives the holder (buyer) the right to take delivery of, cash upon exercise of the option in an amount equal to the difference between the exercise settlement value of the underlying index on the day the option is exercised and the exercise price of the option, multiplied by the specified index "multiplier". The stock index will fluctuate based on changes in the market values of the stocks included in the index. The Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options positions, and such account will include only cash, U.S. Government Securities, and other liquid high-grade debt securities.

The Fund's ability to use index options transactions successfully depends upon the degree of correlation between the index on which the option is written and the securities that the Fund owns or the market position that it intends to acquire; the liquidity of the market for options, which cannot be assured; and the Advisor's skill in predicting the movement of stock indices and implementing options transactions in furtherance of the Fund's investment objectives. Successful use by the Fund of stock index options will depend primarily on the Advisor's ability to correctly predict movements in the direction of the stock markets. This skill is different from the skills and expertise needed to predict changes in the prices of individual stocks. If the Advisor forecasts incorrectly the movement of interest rates, market values and other economic factors, the Fund would be better off without using this hedging technique. The Fund will write (sell) stock index options for hedging purposes or to close out positions in stock index options that the Fund has purchased. The Fund may only write
(sell) "covered" options. Risks associated with options transactions generally include possible loss of the entire premium and the inability to effect closing transactions at favorable prices. Brokerage commissions associated with buying and selling options are proportionately higher than those associated with general securities transactions.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Fund will generally be:

                                                     % of Total Assets
         Equity securities                                70 - 90%
         Money market instruments
          and fixed income securities                     10 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). In addition, such securities must be rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion.

U.S. Government Securities. The Fund may invest a portion of its portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank "FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Securities issued by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Fund may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above. Up to 15% of the Fund could be invested in fixed income securities rated below "investment grade."

Foreign Debt Securities. The Fund may invest in foreign denominated debt traded on domestic U.S. exchanges, or traded over-the-counter by U.S. based securities dealers. In some cases these debt securities may be denominated in the native currency of the issuer. In the event such securities are denominated in foreign securities those securities will not only be subject the risks associated with companies domiciled in foreign countries (as described herein under "Foreign Securities"), but will also be subject to the volatility and risk associated with changes in currency exchange rates. Because of this additional risk and volatility, the Advisor does not anticipate holding more than 5% of the Fund in foreign denominated debt securities.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. Securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund will limit foreign equity investments to those traded domestically on U.S. securities exchanges and denominated in U.S. currency. The prices of such securities are denominated in U.S. dollars while the underlying company may maintains its records in a foreign currency. Such a disparity may result in greater volatility than would be expected with equities of domestic U.S. companies.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities they may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with corporate and foreign debt securities, options transactions, repurchase agreements, and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund' portfolios consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorates the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. The Fund may also invest up to 15% of its total assets in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional Information. Securities rated below these "investment grade" levels are often called "junk bonds" and are considered speculative. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. Portfolio turnover is not expected to exceed 100% per year.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so.
The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) to meet redemption requests, which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Fund's net assets), money market instruments and other debt securities;
(3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities traded on domestic U.S. exchanges without limit; and (5) with respect to 75% of its total assets, invest more than 5% of its total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer. Investment restrictions (1) and (5) are fundamental investment limitations that cannot be altered without the prior approval of a majority of the Fund's shareholders. The other investment restrictions listed above are non-fundamental and can be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. Such commitments may have an effect on the investment performance of the Fund. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, they may revoke the commitment and terminate sales of its shares in the state involved.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust as a separate regulated investment company. Each series of the Trust (the Fund) intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual funds).

The Trust will inform shareholders of the Fund of the source of its dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares including distribution and service fees under the Fund's distribution plan.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-FUND, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $5,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Regular Mail Orders. Please complete and sign the Fund Shares Application accompanying this Prospectus and mail it, with your check made payable to the Fund, to:

                WST Growth & Income Fund
                Investor Shares
                c/o North Carolina Shareholder Services
                107 North Washington Street
                Post Office Box 4365
                Rocky Mount, North Carolina  27803-0365

Applications must contain social security and Taxpayer Identification Numbers ("TINs"). If you have applied for a social security or TIN at the time of completing your account application, the application should so indicate. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding TINs are met.

Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise it of the investment, the dollar amount of the investment, and the account identification number. This notification will ensure prompt and accurate handling of your investment. Please have your bank use the following wire instructions to purchase by wire:

            First Union  National Bank of North  Carolina
            ABA  #  053000219
            Further Credit Acct#1028783753
            Attn: Custody For the WST Growth & Income Fund
            Investor Shares
            For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire message contain all the relevant information and that the Fund receive prior telephone notification to ensure proper credit. Upon opening an account by wire order, you must, as soon as possible, complete and mail your Fund Shares Application to the Fund as described under "Regular Mail Orders" above. Investors should be aware that some banks might impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by a Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by a Fund and effective prior to such 4:00 p.m. time will purchase shares at the public offering price determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:


                                                      Sales              Sales
                                                   Charge As           Charge As        Dealers Discounts
                                                   % of Net           % of Public         and Brokerage
   Amount of Transaction                            Amount             Offering        Commissions as % of
 At Public Offering Price                          Invested              Price        Public Offering Price

Less than $250,000...........................       3.93%                3.75%                3.50%
$250,000 but less than $500,000..............       3.63%                3.50%                3.25%
$500,000 but less than $1,000,000............       3.09%                3.00%                2.75%
$1,000,000 or more...........................       2.04%                2.00%                1.75%



At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the Securities Act of 1933, as amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for its employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

         Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

         Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

         Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares of the Fund in Investor Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and the Fund or the Distributor must receive a written order for the purchase of such shares within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

         Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

         Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor and other investment advisors registered under the Investment Advisors Act of 1940. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard
K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs. Bryant and Edgerton are not officers of the Fund.

The Trust has adopted a Distribution Plan (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The Board of Trustees of the Trust approves the categories of expenses for which reimbursement is made. Expenditures by the Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets and may not exceed 0.50% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the Investor Shares' average annual net asset value of such shares.

The Plan for the Fund may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The Board of Trustees must approve the continuation of the Plan annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Exchange Feature. Investors will have the privilege of exchanging shares of a Fund for shares of another Fund or shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of a Fund may be exchanged for shares of another Fund or shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge were paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Investors in states where shares of the other series are qualified for sale may only make exchanges. An investor may direct a Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the Fund or other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for any other Class of Shares of the Fund.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by a Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other Fund or series into which the shareholder will be making an exchange, as described in the prospectus for that other Fund or series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-FUND, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the WST Growth & Income Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Fund name;

2)   Shareholder names and account number;

3)   Number of shares or dollar amount to be redeemed;

4)   Instructions for transmittal of redemption funds to the shareholder; and

5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below). The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated address of record.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-FUND. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $5,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Virginia corporation in 1990, is controlled by Wayne
F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. The Advisor currently serves as investment advisor to approximately $450 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is One Commercial Place, Suite 1450, Norfolk, Virginia 23510.

Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of each Class of the Fund.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. (all control persons of the Advisor) is responsible for day-to-day management of the Fund's portfolio. Mr. Thomas serves as executive officer of the Trust and will represent the Advisor at Board of Trustee meetings.

Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator. The Administrator, subject to the authority of the Board of Trustees, provides administrative services to and is generally responsible for the overall management and day-to-day administrative operations of the Fund, pursuant to an administration agreement with the Trust.

The Administrator, which was established as a North Carolina corporation in 1988, has been operating (with affiliates) as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Administrator, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, provides the Fund with office space and facilities; provides certain executive personnel to the Fund; maintains the Fund's accounting records; computes daily the Fund's net asset value; supervises the preparation of tax returns, financial reports, prospectuses, and proxy statements; and monitors compliance with certain recordkeeping and regulatory requirements.

Compensation of the Administrator, based upon the average daily net assets of the Fund, is at the following annual rates: On the first $50 million of the Fund's net assets, 0.175%; on the next $50 million, 0.15%; on all assets over $100 million, 0.125%. In addition, the Administrator currently receives a monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

Custodian. The custodian of the Fund's assets is First Union National Bank of North Carolina (the "Custodian"). The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288-1151. The Advisor, Administrator, Transfer Agent, Distributor, or interested persons thereof, may have banking relationships with the Custodian.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-FUND TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts's law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund, as transfer agent, will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-FUND.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10- year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If a Fund has been operating less than 1-, 5- or 10- years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                            WST GROWTH & INCOME FUND
                                 INVESTOR CLASS


                                   PROSPECTUS


                                 October *, 1997


                            WST Growth & Income Fund
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-FUND

                               Investment Advisor
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                  Administrator
                             The Nottingham Company
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-FUND

                 Transfer Agent and Shareholder Servicing Agent
                         NC Shareholder Services, L.L.C.
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-FUND

                                    Custodian
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                                   Distributor
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                            WST GROWTH & INCOME FUND

                                October **, 1997

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.....................................  2
INVESTMENT LIMITATIONS................................................  5
NET ASSET VALUE.......................................................  6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................  7
DESCRIPTION OF THE TRUST..............................................  8
ADDITIONAL INFORMATION CONCERNING TAXES...............................  9
MANAGEMENT OF THE FUND................................................ 10
SPECIAL SHAREHOLDER SERVICES.......................................... 15
ADDITIONAL INFORMATION ON PERFORMANCE................................. 16
APPENDIX A - DESCRIPTION OF RATINGS................................... 18

This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus dated October **, 1997 for the WST Growth & Income Fund (the "Fund") relating to the Fund's Investor Shares and Institutional Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement, which will cause more than 10% of its net assets to be invested in repurchase agreements, which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options  Trading.  The Fund may also  purchase or sell put and call  options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of the Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase call and put stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

9. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; or

6.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges.


                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for Investor Shares of the Fund. Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.50% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the independent Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts's law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; ZSA Asset Allocation Fund and ZSA Social Conscience Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; Investek Fixed Income Trust managed by Investek Capital Management of Jackson, Mississippi; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund managed by Brown Capital Management of Baltimore, Maryland. The Board of Trustees has authorized the classification of shares of all such series except the ZSA Funds. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A matter affects a series or class unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income, which is attributable to realized market appreciation will be, treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their ages, and their principal occupations for the last five years are as follows:

 Name, Age, Position(s)                               Principal Occupation(s)
       and Address                                    During Past 5 Years

Jack E. Brinson, 64                                   President, Brinson Investment Co.
Trustee and Chairman                                  President, Brinson Chevrolet, Inc.
1105 Panola Street                                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 55                                    President
Trustee*                                              Brown Capital Management, Inc.
President                                             Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 38                                 President
Trustee*                                              Capital Investment Group
President                                             Raleigh, North Carolina
Capital Value Fund                                    Vice President
Post Office Box 32249                                 Capital Investment Counsel
Raleigh, North Carolina  27622                        Raleigh, North Carolina


Elmer O. Edgerton, Jr., 55                            President
Vice President                                        Capital Investment Counsel
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249                                 Vice President
Raleigh, North Carolina  27622                        Capital Investment Group
                                                      Raleigh, North Carolina

Timothy L. Ellis, 41                                  Vice President
Trustee*                                              Investek Capital Management
Vice President                                        Jackson, Mississippi
Investek Fixed Income Trust
317 East Capitol
Jackson, Mississippi  39201

R. Mark Fields, 44                                    Vice President
Vice President                                        Investek Capital Management
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 53                                  Vice President
Vice President                                        Investek Capital Management
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 36                                      Vice President
Vice President                                        Brown Capital Management, Inc.
The Brown Capital Management Funds                    Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 53                                  President
President                                             Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201


J. Hope Reese, 36                                     Comptroller
Treasurer                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802                    since 1995; previously
                                                      Cash Manager
                                                      Law Companies Group
                                                      Atlanta, Georgia
                                                      since 1993; previously
                                                      Financial Manager
                                                      MGR Food Services
                                                      Atlanta, Georgia

Anmar K. Sarafa, 36                                   President
Vice President                                        Zaske, Sarafa & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 39                                   Senior Corporate Attorney
Trustee                                               Hardee's Food Systems
101 Bristol Court                                     Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 37                             Vice President
Trustee                                               Standard Insurance and Realty
Post Office Box 1375                                  Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Norwood A. Thomas, 64                                 Vice President
Executive Vice President                              Wilbanks, Smith & Thomas Asset Management
WST Growth & Income Fund                              Norfolk, Virginia, since 1995; previously
One Commercial Place, Suite 1450                      Executive Vice President & Trust Officer
Norfolk, Virginia 23510                               Central Carolina Bank,
                                                      Durham, North Carolina

C. Frank Watson III, 26                               Vice President
Secretary                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 37                                 President
President                                             Wilbanks, Smith & Thomas Asset Management
WST Growth & Income Fund                              Norfolk, Virginia
One Commercial Place, Suite 1450
Norfolk, Virginia 23510

Arthur E. Zaske, 49                                   Chairman and Chief Investment Officer
Trustee*                                              Zaske, Sarafa, & Associates, Inc.
President                                             Birmingham, Michigan
The ZSA Funds
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009
-------------------------------


* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors to the Trust.

The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*


                                                  Pension
                                                 Retirement                            Total
                                Aggregate         Benefits         Estimated       Compensation
                              Compensation       Accrued As          Annual       from the Trust
     Name of Person,            from the        Part of Fund     Benefits Upon        Paid to
        Position                  Trust           Expenses         Retirement        Trustees

Jack E. Brinson                  $9,700             None              None            $9,700
Trustee

Eddie C. Brown                    None              None              None             None
Trustee

Richard K. Bryant                 None              None              None             None
Trustee

Timothy L. Ellis                  None              None              None             None
Trustee

Thomas W. Steed                  $9,700             None              None            $9,700
Trustee

J. Buckley Strandberg            $9,700             None              None            $9,700
Trustee

Arthur E. Zaske                   None              None              None             None
Trustee

*Figures are for the fiscal year ended March 31, 1997.

Investment Advisor. Information about Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor") and its duties and compensation as Advisor are contained in the Prospectus.

The Advisor will receive a monthly management fee equal to an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.65% on assets over $500 million.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.175% of the average daily net assets of the Fund on the first $50 million; 0.15% of the next $50 million; 0.125% on the next $50 million; and 0.10% of its average daily net assets in excess of $150 million. In addition, the Administrator currently receives a base monthly fee of $2,000 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with North Carolina Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust. The Distributor is an affiliate of the Advisor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60 days prior written notice to the other party may terminate the Distribution Agreement.

Custodian. First Union National Bank of North Carolina (the "Custodian") serves as custodian for the Fund's assets. The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche, LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund and prepare the Fund's federal and state tax returns.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                            WST Growth & Income Fund
                   [Investor Shares] or [Institutional Shares]
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
                 ERV       = ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000 from which the maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms of years.


The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.


As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in fixed income securities that are not Investment-Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds that are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, which is rated Baa, is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds, which are rated Ba, B, Caa, Ca or C by Moody's, are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds, which are rated B generally, lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds, which are rated Caa, are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds, which are rated Ca, represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                     PART C

                       THE NOTTINGHAM INVESTMENT TRUST II

                                    FORM N1-A

                                OTHER INFORMATION

ITEM 24.     Financial Statements and Exhibits

     a)   Financial Statements:

          Financial Highlights are incorporated by reference to Post-Effective Amendments 28 and 29. Annual Report for the fiscal year ended March 31, 1996 for each series of the Registrant is incorporated by reference to Post-Effective Amendments 29 and 29 under Part B. The financial statements for the WST Growth & Income Fund will be filed by amendment

     b)   Exhibits

(1)  Declaration  of  Trust  -  Amended  and  Restated   Declaration  of  Trust;
     Incorporated by reference; filed 6/2/95

(2) By-Laws - Amended and Restated By-Laws; Incorporated by reference; filed 6/2/95

(3)  Not Applicable

(4)  Not Applicable - the series of the Registrant do not issue certificates

(5) (a) Investment Advisory Agreement for the Capital Value Fund - Incorporated by reference; filed on 10/29/90; Amendment to the Investment Advisory Agreement - Incorporated by reference; filed on 8/1/95

     (b) Investment Advisory Agreement for Investek Fixed Income Trust - Incorporated by reference; filed on 9/20/91

     (c) Investment Advisory Agreement for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94

     (d) Investment Advisory Agreement for ZSA Equity Fund - Incorporated by reference; filed on 5/22/92; Amended and Restated Investment Advisory Agreement - Incorporated by reference; filed 6/2/95

     (e)  Investment   Advisory  Agreement  for  ZSA  Asset  Allocation  Fund  -
          Incorporated by reference; filed on 5/22/92; Amendment to the Advisory Agreement - Incorporated by reference; filed 6/2/95

     (f) Investment Advisory Agreement for The Brown Capital Management Equity Fund - Incorporated by reference; filed on 5/27/92

     (g)  Investment   Advisory  Agreement  for  The  Brown  Capital  Management
          Balanced Fund - Incorporated by reference; filed on 5/27/92

     (h) Investment Advisory Agreement for The Brown Capital Management Small Company Fund - Incorporated by reference; filed on 5/27/92

     (i) Investment Advisory Agreement for the WST Growth & Income Fund - Enlcosed Exhibit 5

(6) (a) Distribution Agreement for Capital Value Fund - Incorporated by reference; filed on 8/1/95

     (b) Distribution Agreement for Investek Fixed Income Trust - Incorporated by reference; filed 7/12/96

     (c) Distribution Agreement for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94

     (d)  Distribution   Agreement  for  ZSA  Equity  Fund  -  Incorporated   by
          reference; filed on 7/29/94

     (e) Distribution Agreement for ZSA Asset Allocation Fund - Incorporated by reference; filed on 7/29/94

     (f) Distribution Agreement for The Brown Capital Management Equity Fund - Incorporated by reference; filed 6/2/95

     (g)  Distribution  Agreement for The Brown Capital Management Balanced Fund
          - Incorporated by reference; filed 6/2/95

     (h) Distribution Agreement for The Brown Capital Management Small Company Fund - Incorporated by reference; filed 6/2/95

     (i) Distribution Agreement for The Nottingham Investment Trust II - Incorporated by reference; filed 7/12/96

(7)    Not Applicable

(8)    Custodian Agreement - Enclosed Exhibit 8

(9)  (a)  Fund   Accounting,   Dividend   Disbursing   &   Transfer   Agent  and
          Administration Agreement - Incorporated by reference; filed on 7/30/93

     (b) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement Incorporated by reference; filed on 4/26/94

     (c) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement Incorporated by reference - Incorporated by reference; filed on 10/7/94

     (d) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement Incorporated by reference - Incorporated by reference; filed 6/2/95

(10) Opinion and Consent of Counsel - Incorporated by reference; filed 5/30/96

(11) Consent of Auditors - Incorporated by reference; filed on 7/12/96 and 8/1/96

(12) Not Applicable

(13) Not Applicable

(14) Not Applicable

(15) (a) Plan of Distribution under Rule 12b-1 for Capital Value Fund - Incorporated by reference; filed on 8/1/95

     (b)  Plan of Distribution  under Rule 12b-1 for Investek Fixed Income Trust
          - Incorporated by reference; filed on 7/12/96

     (c) Plan of Distribution under Rule 12b-1 for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94

     (d)  Plan  of  Distribution   under  Rule  12b-1  for  ZSA  Equity  Fund  -
          Incorporated by reference; filed 7/29/94

     (e) Plan of Distribution under Rule 12b-1 for ZSA Asset Allocation Fund - Incorporated by reference; filed on 7/29/94

     (f) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Equity Fund - Incorporated by reference; filed 6/2/95

     (g) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Balanced Fund - Incorporated by reference; filed 6/2/95

     (h) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Small Company Fund - Incorporated by reference; filed 6/2/95

     (i)  Plan of Distribution under Rule 12b-1 for the WST Growth & Income Fund
          - Enclosed Exhibit 15

(16) Computation of Performance - Incorporated by reference; filed on 7/12/96 and 8/1/96

(17) (a) Copies of Powers of Attorney - Incorporated by reference; filed on 10/29/90 and on 4/26/94 (b) Financial Data Schedules - Incorporated by reference; filed on 7/12/96 and 8/1/96

(18) Plan Pursuant to Rule 18f-3 under the 1940 Act - Enclosed Exhibit 18

ITEM 25.     Persons Controlled by or Under Common Control with Registrant

No person is controlled by or under common control with Registrant.

ITEM 26.     Number of Record Holders of Securities

As of July 14, 1997, the number of record holders of each class of securities of Registrant was as follows:

--------------------------------------------------------------------------------------------------------
                                                                                         Number of
Title of Class                                                                      Record Holders

--------------------------------------------------------------------------------------------------------

Capital Value Fund............................................................               222
Investek Fixed Income Trust...................................................               66
ZSA Asset Allocation Fund.....................................................               126
The Brown Capital Management Equity Fund - Institutional Shares...............               95
The Brown Capital Management Balanced Fund - Institutional Shares.............               51
The Brown Capital Management Small Company Fund - Institutional Shares........               190
WST Growth & Income Fund - Institutional Shares...........................
WST Growth & Income Fund - Investor Shares................................


ITEM 27.     Indemnification

             Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto:

             Article VIII, Sections 8.4 through 8.6 of the Registrant's Declaration of Trust, Section 8(b), Section 8(b) of the Registrant's Investment Advisory Agreements, Section 8(b) of the Registrant's Administration Agreement, and Section (6) of the Registrant's Distribution Agreements.

             The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28.     Business and other Connections of Investment Advisor

             See the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisors currently serve as investment advisors to numerous institutional and individual clients.

ITEM 29.     Principal Underwriter

       (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Growth Fund, The Chesapeake Fund, Capital Value Fund, ZSA Asset Allocation Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, GrandView Realty Growth Fund and GrandView REIT Index Fund.

       (b)

       -------------------------------------------------------------------------------------------------------------
       Name and Principal      Position(s) and Offices                 Position(s) and Offices
       Business Address        with Underwriter                        with
       Registrant
       -------------------------------------------------------------------------------------------------------------

       Richard K. Bryant       President                               Trustee and officer of Trust; President of
       17 Glenwood Ave.                                                Capital Value Fund; no position with other
       Raleigh, NC                                                     series of Trust

       E.O. Edgerton, Jr.      Vice President                          Vice President of Capital Value Fund; no position
       17 Glenwood Ave.                                                with other series of Trust
       Raleigh, NC

       (c)   Not applicable

ITEM 30.     Location of Accounts and Records

          All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Company, Fund Accountant and Administrator, NC Shareholder Services, Transfer Agent to the Registrant, or by the Advisor to the Registrant.

          The address of The Nottingham Company is 105 North Washington Street, P.O. Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services is 107 North Washington Street. Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151. The address of Capital Investment Counsel, Inc., Advisor to the Capital Value Fund, is
          Glenwood Avenue, Raleigh, North Carolina 27622. The address of Investek Capital Management, Inc., Advisor to Investek Fixed Income Trust, is 317 East Capitol Street, Jackson, Mississippi 39207. The address of Zaske, Sarafa, & Associates, Inc., Advisor to the ZSA Asset Allocation Fund, is 355 South Woodard Avenue, Birmingham, Michigan 48009. The address of Brown Capital Management, Inc., Advisor to The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund, is 809 Catherdral Street, Baltimore, Maryland 21201.


ITEM 31.     Management Services

          The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement, as amended, between the Registrant and The Nottingham Company are discussed in Part B hereof.

ITEM 32.     Undertakings

          Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on the 24th day of July, 1997.

THE NOTTINGHAM INVESTMENT TRUST II


By:   /s/ C. FRANK WATSON III
      C. Frank Watson III
      Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                                   *                              Trustee
Jack E. Brinson

                                   *                              Trustee
Eddie C. Brown

                                   *                              Trustee
Richard K. Bryant

                                   *                              Trustee
Timothy L. Ellis

                                   *                              Trustee
Thomas W. Steed, III

                                   *                              Trustee
J. Buckley Strandberg

                                   *                              Trustee
Arthur E. Zaske


* By:/s/ C. FRANK WATSON III
      C. Frank Watson III
      Attorney-in-Fact                                     Dated: July 24, 1997

                       THE NOTTINGHAM INVESTMENT TRUST II
                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
EXHIBIT NUMBER                                     DESCRIPTION
--------------------------------------------------------------------------------

EXHIBIT 5 .............................            INVESTMENT ADVISORY AGREEMENT
EXHIBIT 8 .............................            CUSTODY AGREEMENT
EXHIBIT 15 ............................            PLAN OF DISTRIBUTION
EXHIBIT 18 ............................            18F-3 PLAN